UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):         July 9, 2013

FRANCESCA’S HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35239	20-8874704
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8760 Clay Road Houston, Texas	77080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (713) 864-1358

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

(a) The annual meeting of stockholders (the “Annual Meeting”) of Francesca’s Holdings Corporation (the “Company”) was held on July 9, 2013.

(b) At the Annual Meeting, the Company’s stockholders (a) elected three nominees, Mr. Richard Emmett, Mr. Richard Kunes and Mr. Richard Zannino, to the Board of Directors of the Company to serve until the Company’s 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualified (“Election of Directors”) and (b) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2014 (“Auditor Ratification”). Set forth below are the final voting tallies for the Annual Meeting:

Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Richard Emmett	26,205,375	11,609,070	3,805,745
Richard Kunes	37,212,755	601,690	3,805,745
Richard Zannino	26,188,405	11,626,040	3,805,745

Auditor Ratification

For	Against	Abstain
41,264,705	23,630	331,855

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCESCA’S HOLDINGS CORPORATION

Date: July 9, 2013	By:	/s/ Kal Malik
Kal Malik
Chief Administrative Officer